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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                              -----------------


                                  FORM 8-K


                               CURRENT REPORT


                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           July 10, 2000
                                                --------------------------------

                             Host Funding, Inc.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Maryland                            1-14280                      52-1907962
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(STATE OR OTHER JURISDICTION)    (COMMISSION)                  (IRS EMPLOYER
      OF INCORPORATION)          FILE NUMBER)                IDENTIFICATION NO.)


    1640 School Street, Suite 100, Moraga, California               94556
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        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)



Registrant's telephone number, including area code:   925/631/7929
                                                   -----------------------------

                                      N/A
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 1. Change in Control of Registrant

    Not Applicable

Item 2. Acquisition or Disposition of Assets

    Not Applicable.

Item 3. Bankruptcy or Receivership

    Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant

    On July 10, 2000, the Registrant received notice that PricewaterhouseCoopers LLP ("Pricewaterhouse") had elected to discontinue its relationship as the independent accountants and auditor of the Registrant effective as of July 10, 2000. Pricewaterhouse informed the Registrant that the decision to discontinue its auditor relationship with the Registrant was based upon a multifaceted periodic review which included evaluations regarding risk, economics and resource allocation. The Registrant is unaware of any disagreements with Pricewaterhouse relating to accounting principles or practice, financial statement disclosures, or auditing scope or procedure during the Registrant's most recent two fiscal years ended December 31, 1998 and 1999 and any subsequent interim periods.

    Pursuant to Item 304(a) of Regulation S-K, the Registrant has requested that Pricewaterhouse provide the Registrant with a letter stating whether Pricewaterhouse agrees with the statements made by the Registrant in this Report on Form 8-K. Upon receipt of the letter from Pricewaterhouse, the Registrant will immediately file a copy of the letter by amendment to this Report on Form 8-K.

    Upon receipt of the resignation of Pricewaterhouse, the Registrant immediately commenced interviews to replace Pricewaterhouse as the Registrant's independent auditors and accountants. As of the date of the filing of this Report on Form 8-K, the Registrant has not engaged a new independent accountant.

Item 5. Other Events

    Not Applicable.

Item 6. Resignations of Registrant's Directors

    Not Applicable.

Item 7. Financial Statements and Exhibits

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    (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

          Not Applicable.

    (b) PRO FORMA FINANCIAL INFORMATION

          Not Applicable.

    (c) EXHIBITS

          None.

Item 8. Change in Fiscal Year

          Not Applicable.


                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Host Funding, Inc.


                                  /s/ Glen W. Fuller
                                  -------------------------------------------
                                  By: Glen W. Fuller, Chief Operating Officer

                                  Date July 17, 2000
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